UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 9, 2009
TD Bank 401(k) Retirement Plan

(Full Title of Plan)
Commission File No.: 333-142253

The Toronto-Dominion Bank
P. O. Box 1
Toronto-Dominion Centre
King Street West and Bay Street
Toronto, Ontario M5K1A2
Canada
(Name of issuer of securities held pursuant to the Plan
and the address of its principal executive office)

Canada (State or other jurisdiction of incorporation)	001-14446 (Commission File Number)	13-5640479 (IRS Employer Identification No.)

Registrant’s telephone number, including area code	(416) 982-8222
Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant
     On April 9, 2009 MHM Mahoney Cohen CPAs (the New York Practice of Mayer Hoffman McCann P.C.) (“MHM”) was dismissed as the independent accountant for the TD Bank 401(k) Retirement Plan (the “Plan”), and on April 13, 2009, Ernst & Young LLP was appointed as the independent accountant for the Plan for the year ended December 31, 2008.
     The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of TD Banknorth Inc. (the “Company”) on December 15, 2008.
     The reports of Mahoney Cohen and Company, CPA, P.C. (“Mahoney Cohen”), whose shareholders became shareholders of MHM pursuant to an asset purchase agreement effective December 31, 2008, on the financial statements of the Plan as of and for the years ended December 31, 2006 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
     There were no services provided by MHM to the Plan. During the years ended December 31, 2006 and 2007 and through April 9, 2009, there were no disagreements with MHM or Mahoney Cohen on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MHM or Mahoney Cohen would have caused MHM or Mahoney Cohen to make reference thereto in its reports on the Plan’s financial statements for such years.
     None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2006 and 2007 and through April 9, 2009.
     During the years ended December 31, 2006 and 2007 and through April 9, 2009, the Plan did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
     The Plan provided MHM with a copy of the foregoing disclosures, and a letter from MHM confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

Item 9.01   Financial Statements and Exhibits
            (a)   Not applicable.
            (b)   Not applicable.
            (c)   Not applicable.
            (d)   The following exhibits are included with this Report:

Exhibit No.	Description
16.1	Letter regarding change in certifying accountant
SIGNATURES
     The Plan.  Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan Administrator of the TD Bank 401(k) Retirement Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TD BANK 401(k) RETIREMENT PLAN
April 15, 2009	By:	/s/ Sheila A. Gleason
		Name:	Sheila A. Gleason
		Title:	Plan Administrator

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